Exhibit 99.1

PRESS RELEASE

Terran Orbital Expands Leadership Team with Focus on Growth and Profitability

Peter Krauss Appointed as Chief Operating Officer

Adarsh Parekh Appointed as Chief Financial Officer

Mathieu Riffel Appointed as Chief Accounting Officer

BOCA RATON, Fla., May 29, 2024—Terran Orbital Corporation (NYSE: LLAP) (“Terran Orbital” or the “Company”), a global leader in satellite-based solutions serving the aerospace, defense, intelligence, and commercial industries, today announced key appointments to its executive team aimed at accelerating the Company's path to driving revenue growth and becoming free cash flow positive.

The Company welcomes Peter Krauss as its new Chief Operating Officer (COO), Adarsh Parekh as its new Chief Financial Officer (CFO), and Mathieu Riffel as its Chief Accounting Officer (CAO). The appointment of Mr. Krauss is effective as of June 1, 2024, and the appointments of Mr. Parekh and Mr. Riffel are effective as of June 17, 2024.

Mr. Krauss and Mr. Parekh will each report to Marc Bell, the Company’s Co-Founder, Chairman, and Chief Executive Officer. Upon the effectiveness of Mr. Parekh and Mr. Krauss's appointments, respectively, Mr. Riffel will report to Mr. Parekh. Mr. Krauss will oversee all engineering, manufacturing, supply chain, business development, and marketing functions, as well as our international operations. Mr. Parekh will oversee all accounting, finance, and investor relations functions.

Tony Gingiss, the Company’s current Chief Operating Officer, has decided to leave Terran Orbital. This decision comes from a place of mutual respect and understanding. As such, to facilitate a smooth and orderly transition of his responsibilities, Mr. Gingiss has agreed to provide strategic advisory services to the Company until his departure on July 15, 2024. The Company is incredibly grateful for his leadership and contributions over the past year and wishes him all the best in his future endeavors.

“We are excited to welcome Peter Krauss and Adarsh Parekh to the Terran Orbital Family and to promote Mathieu Riffel. All three executives have proven track records in operational efficiency, financial discipline, and growth acceleration,” said Bell. “Their leadership will be instrumental in our strategy to streamline our operations, optimize financial performance, and drive profitable revenue growth. This strategic strengthening of our leadership team reinforces our commitment to delivering value to our shareholders.”

As COO, Peter Krauss will focus on enhancing operational efficiency and reducing costs across Terran Orbital’s manufacturing and production processes. Mr. Krauss is a seasoned Sales, Marketing, and Operational executive with nearly 30 years of experience driving organizational growth and profitability, as well as extensive expertise in building and managing complex, global manufacturing and distribution systems in countries such as the USA, Germany, UK, Mexico, Hungary, Singapore, Hong Kong, and Taiwan. Mr. Krauss brings a wealth of expertise in cost reduction, process optimization, and efficiency improvement. Mr. Krauss has extensive M&A expertise and a record of accretive transactions. As a proven operator, Mr. Krauss excels in team building, mentoring and effective communication with a focus on creating an ideal work culture focused on results. As a problem solver and change agent, Mr. Krauss is adept at enhancing customer and team member experiences while driving efficient, effective, scalable operations and significant financial performance.

Adarsh Parekh joins Terran Orbital as CFO, bringing over 20 years and $2.5 billion of transaction experience in the financial sector, including in strategic growth initiatives, strategic planning and implementation, FP&A, M&A, leveraged finance, capital markets transactions, and treasury management. Prior to joining Terran Orbital, Mr. Parekh served as Chief Financial Officer of Alio, Inc., a medical technology company, where he oversaw all finance and accounting functions and was a key contributor to the company’s initial commercialization efforts. Mr. Parekh has also served as CFO of Woodspur Farms, a vertically integrated specialty agricultural company, where he was responsible for the integration of four separate acquisitions and multiple organizational establishment initiatives.

As CAO, Mathieu Riffel will focus on the Company’s accounting, financial reporting, internal controls, and compliance processes. Mathieu Riffel has worked for the Company since 2021, most recently serving as Acting Chief Financial Officer. Mr. Riffel will continue to serve as the Company's Principal Accounting Officer. His deep commitment to accuracy and attention to detail will ensure continued financial transparency.

“Peter Krauss, Adarsh Parekh, and Mathieu Riffel are the right leaders at the right time for Terran Orbital,” Bell added. “Their combined expertise and focus on profitability will be a driving force as we position Terran Orbital to compete for speed in responsive space and the proliferated mega constellations expected from government and commercial customers in the years ahead. We are confident that they will help us achieve our financial goals and deliver long-term value to our stakeholders through this exciting period of growth.”

About Terran Orbital

Terran Orbital is a leading manufacturer of satellite products primarily serving the aerospace and defense industries. Terran Orbital provides end-to-end satellite solutions by combining satellite design, production, launch planning, mission operations, and on-orbit support to meet the needs of the most demanding military, civil, and commercial customers. Learn more at www.terranorbital.com.

Terran Orbital Media Contact:

Public Relations

pr@terranorbital.com

949-508-6404

Forward-Looking Statements

This press release contains, and the Company’s officers and representatives may from time to time make other public written and verbal announcements that contain, “forward-looking statements” for purposes of the federal securities laws. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements, other than statements of present or historical facts, contained in this press release, regarding our expected future financial results, our business strategy, ongoing strategic review, future operations, results of operations and its impact on our shareholders, our ability to execute, expectations regarding key customer contracts, and expectations, plans and objectives of management are forward-looking statements. Forward-looking statements are typically identified by such words as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook, “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “will,” “should,” “would” and “could” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by the forward-looking statements contained in this press release, including, but not limited to: the statements made regarding the ability to drive revenue growth and become free cash flow positive, to streamline our operations, optimize our financial performance, and drive profitable revenue growth and to achieve our financial goals and deliver long-term value to our stakeholders; and the other risks disclosed in our Annual Report on Form 10-K filed with the SEC on April 1, 2024 and the prospectus supplement dated September 18, 2023 related to our Registration Statement on Form S-3, as amended (File No. 333-271093), which was declared effective by the SEC on April 18, 2023.

These forward-looking statements are based on management’s current expectations, plans, forecasts, assumptions, and beliefs concerning future developments and their potential effects. There can be no assurance that the future developments affecting us will be those that we have anticipated, and we may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. You should read this press release with the understanding that our actual future results may be materially different from the expectations disclosed in the forward-looking statements we make. All forward-looking statements we make are qualified in their entirety by this cautionary statement. The forward-looking statements contained in this press release are made as of the date of this press release, and we do not assume any obligation to, and we do not intend to, update any forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as required by law.